Exhibit 99.2

Connectivity Unlimited™ 3rd Quarter 2009 Financial Results Teleconference

Connectivity Unlimited™ 2 Forward-Looking Statements This presentation contains statements regarding management’s belief that MRV is positioned to take advantage of key emerging industry trends and management’s expectations regarding those trends, and other statements about management’s future expectations, beliefs, goals, plans or prospects and those of the market segments in which MRV is engaged that are based on management’s current expectations, estimates, forecasts and projections about MRV and its consolidated businesses and the respective market segments in which MRV’s businesses operate, in addition to managements' assumptions. Statements in this presentation regarding MRV’s future financial and operating results, products, and on-going efforts to become current in its filings with the Securities and Exchange Commission, which are not statements of historical facts, constitute forward- looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as "expects," "anticipates," "envisions," "estimates," "targets," "intends," "plans," "believes," "seeks," "should," “forecasts,” “projects,” variations of such words and similar expressions are intended to identify such forward-looking statements which are not statements of historical facts. These forward-looking statements are not guarantees of future performance or that the events anticipated will occur or that expected conditions will remain the same or improve. These statements involve certain risks, uncertainties and assumptions, the likelihood of which are difficult to assess and may not occur, including risks that MRV will experience delays in becoming current with its filings with the SEC, that each of its business segments may not make the expected progress in its respective market, and that management’s long term strategy may not achieve the expected results. Other risks and uncertainties relate to potential changes in relationships with MRV’s customers and suppliers and their financial condition, MRV’s success in developing, introducing and shipping product enhancements and new products, increased competition in our market segments, market acceptance of new products, continued market acceptance of existing products and continued success in selling the products of other companies, product price discounts, the timing and amount of significant orders from customers, obsolete inventory or product returns, warranty and other claims on products, the continued ability of MRV to protect its intellectual property rights, changes in product mix, maturing product life cycles, implementation of operating cost structures that align with revenue growth, political instability in areas of the world in which MRV operates, currency fluctuations, changes in accounting rules, general economic conditions, as well as changes in such conditions specific to our market segments, risks of manufacturing and maintaining intellectual property rights in Asia, litigation related to MRV’s historical stock option granting practices and its acquisition of Fiberxon, Inc., and maintenance of our inventory and production backlog. Therefore, actual outcomes, performance and results may differ from what is expressed or forecast in such forward-looking statements, and such differences may vary materially from current expectations. For further information regarding risks and uncertainties associated with MRV’s businesses, please refer to the “Management’s Discussion and Analysis of Results of Operations and Financial Condition” and “Risk Factors” sections of MRV’s SEC filings, including, but not limited to, its annual report on Form 10-K, which are available on MRV’s website at www.mrv.com, or may be obtained by contacting MRV’s investor relations department at http://ir.mrv.com. All information in this presentation is as of November 9, 2009. MRV undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in MRV’s expectations. Proprietary and Confidential

Connectivity Unlimited™ 3 MRV Speakers Introduction Anne-Marie Frisch Investor Relations Overview & Highlights Noam Lotan CEO Network Equipment Guy Avidan Co-President Optical Components Near Margalit Co-President Financial Results Chris King CFO Q & A Proprietary and Confidential

Connectivity Unlimited™ Connectivity Unlimited™ 3rd Quarter 2009 Financial Results Teleconference Financial Review Chris King Chief Financial Officer

Connectivity Unlimited™ 5 Results of Operations Consolidated Results of Operations (in $000's) Q1 '09 Q2 '09 Q3 '09 YTD '09 YTD'08 $ Chg % Chg $ Chg % Chg Revenue 118,308 119,632 128,871 366,811 403,790 9,239 8% (36,979) (9%) Gross profit 23,686 33,042 37,776 94,504 116,542 4,734 14% (22,038) (19%) Gross margin (%) 20% 28% 29% 26% 29% R&D expenses 9,145 8,433 9,261 26,839 30,106 828 10% (3,267) (11%) SG&A expenses 28,365 25,465 25,087 78,917 95,534 (378) (1%) (16,617) (17%) Amortization of intangibles 564 564 564 1,692 1,870 - 0% (178) (10%) Total operating expenses 38,074 34,462 34,912 107,448 127,510 450 1% (20,062) (16%) Operating income (loss) (14,388) (1,420) 2,864 (12,944) (10,968) 4,284 (302%) (1,976) 18% Net loss attributable to MRV (15,338) (5,732) (537) (21,607) (12,814) 5,195 (91%) (8,793) 69% Earnings per share: Basic and diluted ($0.10) ($0.04) $0.00 ($0.14) ($0.08) Weighted average number of shares: Basic and diluted 157,447 157,530 157,584 157,521 157,284 Q3 '09 vs. Q2 '09 Year-Over-Year YTD '09 vs. YTD '08 Quarter-Over-Quarter Proprietary and Confidential

Connectivity Unlimited™ 6 Network Equipment Group Quarterly Results of Operations - Network Equipment Group (in $000's) Q1 '09 Q2 '09 Q3 '09 YTD '09 YTD '08 $ Chg % Chg $ Chg % Chg Revenue 24,916 23,262 26,580 74,758 95,729 3,318 14% (20,971) (22%) Gross profit 12,586 13,190 14,744 40,520 50,363 1,554 12% (9,843) (20%) Gross margin (%) 51% 57% 55% 54% 53% Operating costs and expenses 14,738 13,887 13,337 41,962 47,256 (550) (4%) (5,294) (11%) Operating income (loss) (2,152) (697) 1,407 (1,442) 3,107 2,104 (302%) (4,549) (146%) Year-Over-Year YTD '09 vs. YTD '08 Q3 '09 vs. Q2 '09 Quarter-Over-Quarter Proprietary and Confidential

Connectivity Unlimited™ 7 Network Integration Group Quarterly Results of Operations - Network Integration Group (in $000's) Q1 '09 Q2 '09 Q3 '09 YTD '09 YTD '08 $ Chg % Chg $ Chg % Chg Revenue 47,781 48,750 49,263 145,794 164,290 513 1% (18,496) (11%) Gross profit 12,444 13,281 13,445 39,170 40,319 164 1% (1,149) (3%) Gross margin (%) 26% 27% 27% 27% 25% Operating costs and expenses 9,055 8,702 9,200 26,957 32,858 498 6% (5,901) (18%) Operating income (loss) 3,389 4,579 4,245 12,213 7,461 (334) (7%) 4,752 64% Year-Over-Year YTD '09 vs. YTD '08 Q3 '09 vs. Q2 '09 Quarter-Over-Quarter Proprietary and Confidential

Connectivity Unlimited™ 8 Optical Components Group Quarterly Results of Operations - Optical Components Group (in $000's) Q1 '09 Q2 '09 Q3 '09 YTD '09 YTD '08 $ Chg % Chg $ Chg % Chg Revenue 48,062 50,085 55,879 154,026 155,195 5,794 12% (1,169) (1%) Gross profit (1,655) 6,641 9,614 14,600 25,642 2,973 45% (11,042) (43%) Gross margin (%) -3% 13% 17% 9% 17% Operating costs and expenses 9,441 8,886 8,364 26,691 33,496 (522) (6%) (6,805) (20%) Operating income (loss) (11,096) (2,245) 1,250 (12,091) (7,854) 3,495 (156%) (4,237) 54% Year-Over-Year YTD '09 vs. YTD '08 Q3 '09 vs. Q2 '09 Quarter-Over-Quarter Proprietary and Confidential

Connectivity Unlimited™ 9 Key Measures Key Measures (in $000's) Q3 '09 Q2 '09 Q1 '09 Q4 '08 Q3 '08 Cash and investments (1) 76,486 71,894 69,680 80,245 71,774 Time deposits 14,025 1,771 1,712 1,335 922 Accounts receivable, net 128,748 123,781 121,752 114,213 129,190 Days receivables (2) 91 94 94 77 90 Inventories 80,206 78,293 78,461 92,391 96,116 Days inventory (2) 80 82 75 83 90 Credit lines in Italy 23,017 23,167 22,658 21,225 21,967 Credit lines at Source Photonics 23,835 20,482 11,326 11,668 11,777 Bank of China line 12,261 - - - - Notes receivable sold with recourse 18,866 14,680 9,284 - - Total debt 77,979 58,329 43,268 32,893 33,744 Revenue 128,871 119,632 118,308 134,232 130,626 Y/Y Growth % -1% -19% -6% -5% 13% Sequential growth percentage 8% 1% -12% 3% -11% Headcount ~ 4,080 ~ 3,870 ~ 3,940 ~ 3,475 ~ 3,015 (3) Includes short-term obligations and current portion of long-term debt (1) Includes cash and cash equivalents, and short and long-term marketable securities (2) Presented in terms of days Proprietary and Confidential

Connectivity Unlimited™ 3rd Quarter 2009 Financial Results Teleconference Q & A

Connectivity Unlimited™ Closing Thank You Connectivity Unlimited™